SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 22, 1999
                                                  ----------------------------

                                 MGI PROPERTIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-6268740
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000

Item 2.  Acquisition or Disposition of Assets.

                  On June 22, 1999, the registrant, MGI Properties (NYSE: MGI) (the "Trust"), sold 53 New England commercial properties (the "Properties") to BCIA Funding Corp., a Massachusetts corporation (the "Purchaser"). A copy of the Purchase and Sale Agreement and the amendments thereto in respect the sale of the Properties are attached hereto as Exhibits 2.1*, 2.2* and 2.3*. The sale of the Properties was in furtherance of the Trust's Plan of Complete Liquidation and Termination of Trust, which was adopted by the Trust's Board of Trustees on August 12, 1998 and approved by the Trust's shareholders on October 14, 1998.

         In consideration for the sale of the Properties, $403,541,709 (the "Purchase Price") was paid by the Purchaser to the Trust, $395,679,514 of which was paid in cash and $7,862,195 of debt was assumed by the Purchaser. The Purchase Price was determined by arms-length negotiations between the parties and was based upon the aggregate fair market value of the 53 Properties.

Item 5.  Other Events.

                  On July 1, 1999, the Trust announced that it had also completed the sale of a New Jersey office building for $18 million. A copy of the news release in respect thereof is attached hereto as Exhibit 99.1 and incorporated herein by reference.

--------
         *Confidential treatment has been requested in respect of this exhibit (marked with an asterisk (*)), which exhibit has been omitted herefrom and filed separately with the Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (b) Pro Forma Financial Information

           Pro Forma Financial Statements.

         (c) Exhibits

         Exhibit No.                                 Exhibit

           2.1* Purchase and Sale Agreement dated March 12, 1999, by and among the Trust, for itself and as agent for each of the entities listed therein, and BCIA Funding Corp.

           2.2*            Amendment to Purchase and Sale Agreement dated
                           March 28, 1999.

           2.3*            Second Amendment to Purchase and Sale
                           Agreement dated May 5, 1999.

           99.1            Press Release dated July 1, 1999.


--------
         *Confidential treatment has been requested in respect of this exhibit (marked with an asterisk (*)), which exhibit has been omitted herefrom and filed separately with the Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MGI PROPERTIES
                                          (Registrant)



Dated: July 2, 1999               By: /s/ Phillip C. Vitali
                                      ------------------------------------------
                                          Name:  Phillip C. Vitali
                                          Title: Executive Vice President
                                                 and Treasurer
                                                 (Chief Financial Officer)


Dated: July 2, 1999               By: /s/ David P. Morency
                                      ------------------------------------------
                                      Name:  David P. Morency
                                      Title: Controller
                                             (Principal Accounting Officer)

PRO FORMA FINANCIAL STATEMENTS
                                 MGI PROPERTIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                      Twelve Months Ended November 30, 1998
                                   (unaudited)


                                                            As Reported         Pro Forma Adjustments           Pro Forma


INCOME
Rental                                                      $70,338,000          ($49,768,000)  A              $20,570,000
Interest                                                        651,000                    --                      651,000


Total income                                                 70,989,000           (49,768,000)                  21,221,000


EXPENSES
Property operating expenses                                  16,348,000           (10,664,000)  A                5,684,000
Real estate taxes                                             8,134,000            (6,012,000)  A                2,122,000
Depreciation and amortization                                10,379,000            (6,174,000)  A                4,205,000
Interest                                                     10,122,000            (6,332,000)  B                3,790,000
General and administrative                                    3,592,000               273,000   C                3,865,000
Liquidation plan expenses                                       972,000              (533,000)  D                  439,000


Total expenses                                               49,547,000           (29,442,000)                  20,105,000


Income before net gains                                      21,442,000           (20,326,000)                   1,116,000
Net (loss) gains on sale of real estate assets                8,375,000                    --                    8,375,000


Income before extraordinary item                             29,817,000           (20,326,000)                   9,491,000
Extraordinary item - prepayment of debt                              --                    --                           --


Net income                                                  $29,817,000          ($20,326,000)                  $9,491,000



PER SHARE DATA
Basic earnings                                                    $2.17                ($1.48)                       $0.69


Diluted earnings                                                  $2.12                ($1.45)                       $0.68


Weighted average shares outstanding                          13,736,729            13,736,729                   13,736,729


See Note 1 of the accompanying notes to the pro forma consolidated financial statements.

                                 MGI PROPERTIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                February 28, 1999
                                   (unaudited)


                                                                             Pro Forma
                                                    As Reported              Adjustments                       Pro Forma


ASSETS
Real estate:
Properties held for sale                           $365,626,000            ($263,588,000)  E                  $102,038,000
Cash and cash equivalents                            11,538,000               (1,763,000)  F                     9,775,000
Accounts receivable                                   4,414,000               (3,501,000)  F                       913,000
Other assets                                         11,437,000               (5,853,000)  G                     5,584,000


                                                   $393,015,000            ($274,705,000)                     $118,310,000



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Loans payable                                   $125,041,000             ($89,799,000)  H                   $35,242,000
   Other liabilities                                  8,165,000               (3,431,000)  F                     4,734,000


Total liabilities                                   133,206,000              (93,230,000)                       39,976,000


Shareholders' equity                                259,809,000             (181,475,000)  I                    78,334,000


                                                   $393,015,000            ($274,705,000)                     $118,310,000


See Note 2 of the accompanying notes to the pro forma consolidated financial statements.

                                 MGI PROPERTIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                      Three Months Ended February 28, 1999
                                   (unaudited)


                                                                        Pro Forma
                                                   As Reported         Adjustments                    Pro Forma

INCOME
Rental                                            $18,667,000          ($13,597,000)  J               $5,070,000
Interest                                              144,000                    --                      144,000


Total income                                       18,811,000           (13,597,000)                   5,214,000


EXPENSES
Property operating expenses                         4,106,000            (2,824,000)  J                1,282,000
Real estate taxes                                   2,215,000            (1,720,000)  J                  495,000
Depreciation and amortization                         359,000              (272,000)  J                   87,000
Interest                                            2,560,000            (1,787,000)  K                  773,000
General and administrative                            827,000                68,000   L                  895,000
Liquidation plan expenses                             878,000              (141,000)  M                  737,000


Total expenses                                     10,945,000            (6,676,000)                   4,269,000


Income before net gains                             7,866,000            (6,921,000)                     945,000
Net (loss) gains on sale of real estate assets       (143,000)                   --                     (143,000)


Income before extraordinary item                    7,723,000            (6,921,000)                     802,000
Extraordinary item - prepayment of debt              (286,000)                   --                     (286,000)


Net income                                         $7,437,000           ($6,921,000)                    $516,000



PER SHARE DATA
Basic earnings                                          $0.54                ($0.50)                       $0.04


Diluted earnings                                        $0.52                ($0.48)                       $0.04


Weighted average shares outstanding                13,770,999            13,770,999                   13,770,999


See Note 3 of the accompanying notes to the pro forma consolidated financial statements.

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Note 1

The pro forma consolidated statement of earnings for the year ended November 30, 1998 presents the audited consolidated statement of earnings of MGI properties after adjusting for the impact of the sales of the properties described in Item 2 and Item 5 of the Form 8-K. The pro forma consolidated statement of earnings assumes that the disposition of the properties occurred on December 1, 1997 but does not reflect the impact of sale proceeds or the gain on sale in statement of earnings for the twelve months ended November 30, 1998.

(A) The reduction in rental income, property operating expenses, real estate taxes and depreciation and amortization reflects the actual operating results for the twelve months ended November 30, 1998 for the properties sold.
(B) The decrease in interest expense reflects the decrease in debt that was secured by the properties sold. In addition, to the extent that the Trust's line of credit was used to finance the acquisition of the sold properties, interest charges associated with the line have been removed.
(C) The increase to general and administrative expense represents the Trust's cost of rent had its business operations not been located in one of the sold properties.
(D) The decrease in liquidation plan expenses is an estimate of the costs, primarily employee severance and professional fees, that would not have been incurred had the Trust not employed the individuals that managed the sold properties and if the Trust's portfolio of properties consisted of only the thirteen remaining unsold properties.


Note 2

The accompanying pro forma consolidated balance sheet as of February 28, 1999 assumes the disposition of the properties as if they occurred on February, 28, 1999, but does not reflect sale proceeds, the gain on sale or the announced distribution of $19 per share. The pro forma information is based upon the historical statements of the Trust after giving effect to the sale of these properties.

(E) The adjustment to properties held for sale reflects the net carrying value of the sold properties as of February 28, 1999.
(F) The adjustment to cash and cash equivalents, accounts receivable, and other liabilities represent the carrying value of operating assets associated with the properties sold.
(G) The adjustment in other assets represents capitalized deferred costs such as leasing commissions and financing fees associated with the sold properties.
(H) The adjustment to loans payable reflects the secured mortgage debt associated with the sold properties and the repayment of the Trust's line of credit.
(I) The adjustments to shareholders equity reflect the Trust's equity on a historical cost basis for each of the properties sold.

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

Note 3


The pro forma consolidated statement of earnings for the three months ended February 28, 1999 presents the unaudited consolidated statement of earnings of MGI properties after adjusting for the impact of the sale of properties described in Item 2 and Item 5 of the Form 8-K. The pro forma consolidated statement of earnings assumes that the disposition of the properties occurred on December 1, 1998 but does not reflect the impact of sale proceeds or the gain on sale in statement of earnings for the three months ended February 28, 1999.

(J) The reduction in rental income, property operating expenses, real estate taxes and depreciation and amortization reflects the actual operating results for the three months ended February 28,1999 for the properties sold.
(K) The decrease in interest expense reflects the decrease in debt that was secured by the properties sold. In addition, to the extent that the Trust's line of credit was used to finance the acquisition of the sold properties, interest charges associated with the line have been removed.
(L) The increase to general and administrative expense represents the Trust's cost of rent had its business operations not been located in one of the sold properties.
(M) The decrease in liquidation plan expenses is an estimate of the costs, primarily employee severance and professional fees, that would not had been incurred had the Trust not employed the individuals that managed the sold properties and if the Trust's portfolio of properties consisted of only the thirteen remaining unsold properties.

                                  EXHIBIT INDEX


2.1* Purchase and Sale Agreement dated March 12, 1999, by and among the Trust, for itself and as agent for each of the entities listed therein, and BCIA Funding Corp.

2.2*              Amendment to Purchase and Sale Agreement dated March 28,
                  1999.

2.3*              Second Amendment to Purchase and Sale Agreement dated May
                  5, 1999.

99.1              Press Release dated July 1, 1999.

--------
         *Confidential treatment has been requested in respect of this exhibit (marked with and asterisk (*)), which has been omitted herefrom and filed separately with the Commission.